EXHIBIT 99.1
                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT is made this 9th day of August, 2000, by and between SUMMIT BANK (Bank) and eGames, Inc., a Pennsylvania corporation (referred to herein as the Borrower).

1.       DEFINITIONS.  The terms set forth below shall be defined as follows:

         1.1 Bank Address is: 7111 Valley Green Road, Fort Washington, PA 19034-2209.

         1.2      Borrower is eGames, Inc., a Pennsylvania corporation.

         1.3 Borrower Address is: 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047.

         1.4 Collateral means all property (real, personal and mixed, tangible and intangible), assets or rights owned by Borrower, all of which have been pledged to secure the payment of the Obligations, whether now owned or existing or hereafter created or acquired and the cash and noncash proceeds thereof as the same is more fully described in that certain Security Agreement between the parties hereto of even date herewith.

         1.5      Date of Agreement is August 9, 2000.

         1.6 Event of Default means each and every event specified as such in Section 6 of this Agreement or in any Loan Document.

         1.7 Loan Document(s) means any Loan Agreement, Note, Surety Agreement, Security Agreement, Mortgage or any other document heretofore, now or hereafter executed by or on behalf of Borrower to Bank, together with all modifications, extensions and/or renewals thereof.

         1.8 Maturity Date shall have the meaning attributed to such term in the Notes (as hereinafter defined).

         1.9 Obligations means all indebtedness, obligations and liabilities of Borrower to Bank of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including, but not limited to, any overdrafts, whether for payment or performance, now existing or hereafter arising, whether presently contemplated or not, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, but not limited to, all loans (including any loan by modification, renewal, extension or derivative transactions), all indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment or otherwise; and all interest, taxes, fees, charges, expenses and reasonable attorney's fees (whether or not such attorney is a regularly salaried employee of Bank) chargeable to Borrower or incurred by Bank under this Agreement, or any other document or instrument delivered in connection herewith, therewith or in connection with any other loan between Bank and Borrower whether now existing or entered into at a later date.

         1.10 Security Interest means any transaction which creates or provides for a lien or security interest by agreement in and to any Collateral or property of Borrower. To the extent not

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                  defined  in  Section  1, (or in any other  Loan  Documents), unless  the  context  otherwise  requires,  all other  terms
                  contained  in  this   Agreement   shall  have  the  meanings
                  attributed to them by the Uniform Commercial Code in force in the Commonwealth of Pennsylvania (UCC), as of the Date of Agreement, to the extent that same are used or defined therein.

                  To the extent not defined in Section 1, unless the context otherwise requires, all accounting terms in this Agreement shall be construed in accordance with generally accepted accounting principles (GAAP) as of the Date of Agreement, to the extent that same are used or defined herein.

2.       COMMITMENTS

         2.1 Subject to the terms and conditions of the Loan Documents, Bank agreed to lend to Borrower and Borrower agrees to borrow from Bank an aggregate amount at any one time outstanding not to exceed Two Million Dollars ($2,000,000.00) from the Date of Agreement to the Maturity Date (Loan-A). Within such limits, Borrower may borrow, repay and reborrow at any time or from time to time. Loan-A shall be evidenced by a Two Million Dollars ($2,000,000.00) Secured Line of Credit Note in favor of Bank (Note-A) and secured by a first priority security interest in all assets of Borrower. Borrower shall use the proceeds of Note-A for working capital and short term borrowing requirements. A commitment fee of Ten Thousand Dollars ($10,000.00) shall be due and payable by Borrower to Lender at the time of Closing.

3.       REPRESENTATIONS AND WARRANTIES

         3.1      Borrower   represents   and   warrants   to  Bank,   and  such
                  representations and warranties shall be continuing so long as any Obligations shall remain outstanding as follows:

                  3.1.1 Borrower: (i) has all necessary licenses, patents, trademarks, copyrights and permits to carry on and operate all of its properties; and (ii) has the power and authority to own the Collateral, to enter into and perform the Loan Documents and to incur the Obligations. Borrower has been duly incorporated and organized and is validly existing as a corporation, in good standing under the laws of the jurisdiction of incorporation and is duly qualified as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification.

                  3.1.2 Borrower has not changed its name, form, identity or structure, been the surviving entity in a merger or acquired any business; or changed the location of the Equipment (as defined in the Security Agreement); or changed the location of its place of business or chief executive office or the location of its records with respect thereto or the location of any returns of inventory.

                  3.1.3 This Agreement and any Loan Documents constitute valid and legally binding Obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  3.1.4 Borrower has filed all Federal, state and local tax returns and other reports Borrower is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.


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                  3.1.5    All  property  owned or  utilized  by  Borrower in
                           the operation of its business is in compliance and will continue to be in compliance with all require-ments of all applicable environmental laws, including without limitation, the Pennsylvania Hazardous Sites Cleanup Act (Pa.Stat.Ann.tit.35 6070.101 et seq., as amended); the Pennsylvania Solid Waste Management Act (Pa.State.Ann.tit. 35 6018.101 etseq., as amended); the Pennsylvania Clean Streams Law (Pa.Stat.Ann.tit. 35 691.1 et seq., as amended); the Pennsylvania Storage Tank and Spill Prevention Act (Pa.Stat.Ann.tit. 35 6020.1 et seq.); the Hazardous and Solid Waste Amendments of 1984 Pub. L98-616 (42 U.S.C. 699 et seq., as amended); the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq., as amended) and the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq., as amended; (all such Federal, state, county, municipal or other laws, ordinances or regulations are hereinafter collectively referred to as the Environmental Laws).

                  3.1.6 The execution and performance of this Agreement and any Loan Document will not violate or result in a default or in the creation or imposition of any lien or encumbrance upon any of the assets, properties or property rights of Borrower (immediately, with the passage of time, or with the giving of notice and the passage of time) under any other contract, agreement, or instrument to which Borrower is a party or by which Borrower is bound, nor will it
                           result  in  the     acceleration  of any  obligation
                           under any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration
                           award,  judgment  or decree,  or in the   termination
                           of any license, franchise, lease, or permit, to which Borrower is a party or by which it is bound; and it will not violate or conflict with any other restriction of any kind or character to which Borrower is subject.

                  3.1.7 Borrower incurs the Obligations herein from Bank for business purposes only and shall not incur the
                           Obligations   for   personal,   household  or  family
                           purposes.

                  3.1.8 Except as disclosed on Schedule 3.1.8 attached hereto and made a part hereof, there is no claim, loss, infringement, contingency, litigation or proceeding pending, or, to Borrower's knowledge, threatened or imminent against or otherwise affecting Borrower that involves the possibility of any judgment or liability not fully covered by insurance or that may result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower.

                  3.1.9 Borrower has complied in all material respects with all applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America and all states, counties, municipalities, and agencies with respect to the manufacture and sale of Borrower's goods, the rendition of Borrower's services and/or the conduct of Borrower's business; furthermore, Borrower has received no notice of any violation of applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America and all states, counties, municipalities, and agencies.

                  3.1.10 Borrower has heretofore delivered to Bank current financial statements, acceptable to Bank (as evidenced by Banks execution hereof), which were prepared by independent certified public accountants. The financial statements were true, correct and complete and were prepared in accordance with GAAP, consistently applied and present fairly the financial position and results of operations of Borrower as of the date of and for the period involved. The

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                           financial statements make full and adequate provision
                           for all obligations, liabilities and commitments (fixed and contingent) of Borrower as of the date of the financial statements. Since the date of the financial statements, there has been no material adverse change in the business, prospects, operation or condition (financial or otherwise) of Borrower.

                  3.1.11 With respect to each Employee Benefit Plan maintained by Borrower, no Prohibited Transaction or Reportable Event (as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended) has occurred and is continuing; Borrower is not subject to a thirty (30) day notice to the Pension Benefit Guaranty Corporation, and Borrower will comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended, nor are there any unfunded obligations or liabilities.

                  3.1.12 Borrower is the owner of the Collateral free and clear of all Security Interests, encumbrances or liens, except liens which arise by operation of law with respect to Obligations of Borrower which are not yet due and payable; and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming an interest therein.

                  3.1.13 To the best of Borrower's knowledge, Borrower is, and if Borrower makes future improvements subject to the following Borrower will be, in compliance with all requirements of the Americans With Disabilities Act of 1990, 42 U.S.C. 12101 et seq., including, but not limited to, those regulations promulgated by the Architectural and Transportation Barrier Compliance Board at 36 CFR 1191 et seq., and by the Department of Justice at 28 CFR 36 et seq.

                  3.1.14 The advent of the year 2000 has not and shall not adversely affect Borrower's operations or the performance of its information technology. Without limiting the generality of the foregoing, (i) the
                           hardware  and  software utilized  by   Borrower are
                           designed to be used prior to, during and after calendar year 2000 A.D. and such hardware and
                           software will   operate  during each such time period
                           without error relating    to date data,  specifically
                           including any error relating to,   or the conduct of,
                           date data which  represents or references   different
                           centuries  or more  than  one  century,  (ii) the
                           hardware  and  software   utilized  by  Borrower
                           will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii)
                           the  hardware  and  software     utilized by Borrower
                           have  been  designed  to  ensure  year  2000 A.D.
                           compatibility,    including   date   data,   century
                           recognition,  leap year, calculations which
                           accommodate same   century and multi-century formulas
                           and date values, and date data interface values that reflect the century.

4.       GENERAL COVENANTS

         4.1 Borrower covenants and agrees that so long as any obligations shall remain outstanding:

                  4.1.1 Borrower shall not permit any further mortgage, pledge, Security Interest in or lien or encumbrance upon any of the property, assets or rights of Borrower without the prior written consent of Bank which consent shall not be unreasonably withheld, conditioned or delayed.


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                  4.1.2    Borrower  shall not  create any  additional  class of
                           stock,  declare  a stock  split  or issue  any  stock
                           divisions,   warrants,   debentures  or   convertible
                           debentures without the written consent of Bank which shall not be unreasonably withheld, conditioned or delayed.

                  4.1.3 Borrower shall not merge or consolidate with or sell, assign, lease or otherwise transfer or dispose of
                           (whether in one transaction or in a series of transactions) all or substantially all of its assets, or ownership interests (whether now owned or hereafter acquired or arising) to, any person or entity, or acquire all or substantially all of the assets or the business of any person or entity without the prior written consent of Bank, which consent shall not be unreasonably withheld, conditioned or delayed.

                  4.1.4 Borrower shall not make loans, advances or investments, or become a surety or guarantor for any obligation of another without the prior written consent of Bank, which consent shall not be unreasonably withheld, conditioned or delayed.

                  4.1.5 Borrower shall continue to engage in an efficient and economical manner in a business of the same general type and manner as conducted by it on the Date of Agreement.

                  4.1.6    Borrower shall furnish to Bank:

                  4.1.6.1 Within ninety (90) days of the end of each fiscal year of Borrower, annual financial statements prepared at an audit level of opinion in accordance with GAAP, consistently applied, by an independent CPA reasonably acceptable to Bank;

                  4.1.6.2 Within ninety (90) days of the end of each fiscal year of Borrower, annual 10-KSB Reports;

                  4.1.6.3 Within forty five (45) days after the end of each fiscal quarter of Borrower, internally prepared 10-QSB Report including a Balance Sheet and Profit and Loss Statement, prepared in accordance with GAAP, consistently applied, and signed by Borrower's Chief Financial Officer.

                  4.1.6.4 Within forty five (45) days after the end of each fiscal quarter of Borrower, internally prepared financial statements, prepared in accordance with GAAP, consistently applied, and signed by Borrower's Chief Financial Officer.

                  4.1.6.5 Within thirty (30) days after the end of each fiscal quarter of Borrower, an accounts receivable aging report.

                  4.1.6.6 Promptly and in form satisfactory to Bank, such other information as Bank may reasonably request from time to time.

                  4.1.7 Comply with all present and future laws, rules and regulations applicable to either Borrower in the operation of its business and the ownership of Borrower's assets, and all material agreements to which Borrower is subject.


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         4.2      Borrower further covenants and agrees to:

                  4.2.1 Promptly notify Bank of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under this Agreement or any Loan Document and promptly inform Bank of any events or change in the financial condition of Borrower occurring since the date of the last financial statement of Borrower delivered to Bank, which individually or cumulatively, when viewed in light of prior financial statements, could result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower;

                  4.2.2 Maintain in good standing Borrower's corporate existence in its jurisdiction of incorporation and its status as a foreign corporation qualified to do business in those jurisdictions where Borrower is currently or hereafter may be required to be qualified;

                  4.2.3 Pay or deposit promptly when due all sales, use, excise, personal property, licensing fees income, withholding, corporate, franchise and other taxes, assessments and governmental charges and, when requested by Bank, submit to Bank proof satisfactory to Bank that such payments and/or deposits have been made;

                  4.2.4 Maintain casualty insurance coverage with an insurance company on the Collateral in such amounts and of such types as may be requested by Bank, and in any event, as are ordinarily carried by similar businesses;and, in the case of all policies insuring property in which Bank shall have a Security Interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall name Bank as loss payee and additional insured and shall be payable to Borrower and Bank, as their respective interests may appear; provided, however, that in the event of a casualty loss less than Fifty Thousand Dollars ($50,000.00), the proceeds shall be payable to Borrower. If the proceeds of a casualty loss exceed Fifty Thousand Dollars ($50,000.00), Bank shall retain the right, in its sole discretion, to apply said proceeds to the satisfaction of the Obligations. Borrower shall produce proof of payment of premiums for said insurance policies as Bank may reasonably request. All said policies or certificates
                           thereof,  including   all  endorsements  thereof and
                           those required hereunder, shall be deposited with Bank; and such policies shall contain provisions that no such insurance may be canceled or decreased or amended in such manner and to such extent as prudent business would dictate. If Borrower shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Bank shall be notified within thirty (30) days of any such failure to obtain and/or maintain said policies of insurance or the failure to pay any premium when due, the Bank may, but shall not be obliged to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Bank's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium therefor, without waiving any Event of Default by Borrower, and any sums, including reasonable attorney fees, court costs,
                           expenses and other charges related   thereto,  so
                           disbursed by Bank shall be payable, on demand, by Borrower to Bank and shall be an additional Obligation;


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                  4.2.5    Notify Bank in writing  within ten (10) days,  of any
                           claim, litigation, action or proceeding filed or commenced by or against Borrower that could result in
                           a   material   adverse   change   in  the   business,
                           properties,   prospects,   operation   or   condition
                           (financial or otherwise) of Borrower;

                  4.2.6 Permit Bank, at Borrower's expense, through Bank's authorized attorneys, accountants or representatives, to inspect the Collateral and inspect, examine and audit the books, accounts, records, ledgers and assets of every kind and description of Borrower with respect thereto at reasonable times and upon reasonable prior notice in a manner that does not unduly interfere with Borrower's business operations; and

                  4.2.7 At any time and from time to time upon request of Bank, execute and deliver to Bank, in form and substance satisfactory to Bank, such documents as Bank shall deem necessary or desirable to perfect or maintain perfected the Security Interest of Bank in the Collateral or which may be necessary to comply with the provisions of the laws of the Commonwealth of Pennsylvania or the laws of any other jurisdiction in which Borrower may then be conducting business or in which any of the Collateral may be located.

5.       FINANCIAL COVENANTS

         5.1 Borrower covenants and agrees that so long as any Obligations shall remain outstanding, Borrower shall:

                  5.1.1 From and after the Date of Agreement, Borrower shall maintain a Minimum Effective Net Worth (defined as GAAP Net Worth plus subordinated loans to shareholders, less intangible assets and any amounts due from shareholders or affiliated entities) of $3,100,000.00 as of June 30, 2000; $3,250,000.00 as
                           of September 30, 2000, $3,400,000.00 as of December 31, 2000; $3,550,000.00 as of March 31, 2001; and
                           $3,700,000.00 as of June 30, 2001 and at all times thereafter.

                  5.1.2 From and after the Date of Agreement, Borrower shall maintain Maximum Senior Debt to Effective Net Worth (defined as the ratio of total liabilities less subordinated loans to shareholders at a test date, divided by effective net worth as of the same test date) of no more than 1.50:1.00, tested on a quarterly basis.

                  5.1.3 From and after the Date of Agreement, Borrower shall maintain minimum working capital of $1,500,000.00, tested on a quarterly basis.

         5.2 Borrower shall maintain its primary operating and deposit accounts with Bank while any funds are outstanding under the Loan.

6.       EVENTS OF DEFAULT AND ACCELERATION

         6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:


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                  6.1.1    Failure to pay any principal,  interest or any of the
                           Obligations within five (5) days following the date the same became due;

                  6.1.2 Failure to perform or observe any covenant, term or agreement herein set forth or set forth in any Loan Document for a period of thirty (30) days following written notice from Bank unless the nature of such failure cannot reasonably be cured within such thirty
                           (30) day period and Borrower diligently prosecutes a cure thereof, in which event Borrower shall have an additional thirty (30) days to cure such failure;

                  6.1.3 Any representation or warranty made or deemed made by the Borrower herein or in any Loan Document or which is contained in any certificate, document, opinion or other statement furnished now or at any time shall prove to be incorrect in any material respect on or as of the date made or deemed to be made;

                  6.1.4 Failure to pay or perform any Obligation of Borrower to Bank, whether by maturity or acceleration, set forth herein or in any Loan Document pursuant to the terms hereof or thereof;

                  6.1.5 A proceeding being filed or commenced against Borrower for dissolution or liquidation; or Borrower voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; insolvency of Borrower, or Borrower fails to pay on their debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of the Borrower, or Borrower makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by the Borrower; or Borrower applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights, or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights; or any of the above actions or proceedings whatsoever are commenced by or against any other party liable for the Obligations and, with respect to any such involuntary proceeding, the same is not dismissed or vacated within sixty (60) days and Borrower diligently pursues such dismissal and vacation during such sixty (60) day period;

                  6.1.6 Any attachments, liens or additional Security Interests being placed upon any of the Collateral without Bank's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed;

                  6.1.7 Acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership or corporation other than Borrower without Bank's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed;

                  6.1.8 Any final judgment, order or decree rendered against Borrower exceeding $25,000 and remaining undischarged, unstayed or outstanding against Borrower for a period of thirty (30) days;

                  6.1.9 Any investigation undertaken by any governmental entity or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil, pursuant to Federal or State law against Borrower for which forfeiture of any of the property or assets of Borrower or Surety is a penalty and remaining undischarged, unstayed or undismissed for a period of twenty (20) days;

                  6.1.10   Any  Reportable  Event  occurs  or  if  any  Employee
                           Benefit Plan is terminated or Bank reasonably believes that such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended;

                  6.1.11 The occurrence of a material adverse change or occurrence in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower; or

                  6.1.13 Any Event of Default shall occur under the terms of the Loan Documents or any loan between Bank and Borrower whether now existing or entered into at a later date.

         6.2 If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Borrower and/or Surety.

7.       RIGHTS AND REMEDIES

         Bank shall have the following rights and remedies at any time following an Event of Default:

         7.1 Bank, and any officer or agent of Bank, is hereby constituted and appointed as true and lawful attorney-in-fact of Borrower with power upon Borrower's failure to do so within ten (10) days following written request or demand by Bank:

                  7.1.1 To endorse the name of Borrower upon any instrument of payment (including payments made under any policy of insurance) that may come into possession of Bank in full or in part payment of any Obligation;

                  7.1.2 To sign and endorse the name of Borrower upon any invoice, freight or express bill, bill of lading, storage or warehouse receipt, drafts against account debtors or other obligors;

                  7.1.3 To notify the post office authorities to change the address for delivery mail of Borrower to an address designated by Bank and to receive, open and dispose of all mail addressed to Borrower;

                  7.1.4 To sign the name of Borrower upon any Local, State or Federal agency information release form including, but not limited to, Tax Information Authorization Form 8821 of the Internal Revenue Service.

                  7.1.5 To sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Borrower, or in its own name, or make any other disposition of Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may setoff the amount of such price against the Obligations;

                  7.1.6 Granting to Bank, as the attorney-in-fact of Borrower, full power of substitution and full power to do any and all things reasonably necessary to exercise its rights and remedies as fully and effectually as Borrower might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither Bank nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding; and

                  7.1.7 To appraise or reappraise any property, assets or rights of Borrower, at Borrower's expense, in any Federally regulated transaction as defined under Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and such expense (whether or not such appraiser is a salaried employee of Bank) shall be part of the Obligations payable on demand.

         7.2      Bank  shall  have  the  right to  setoff,  without  notice  to
                  Borrower, any and all deposits or other sums at any time or times credited by or due from Bank to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be setoff against all or any part of the Obligations at any time.

         7.3 Bank shall have, in addition to any other rights and remedies contained herein, and any Loan Document, all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the Commonwealth of Pennsylvania, as of the Date of Agreement, and all rights and remedies available at law or in equity, all of which rights and remedies shall be cumulative, and nonexclusive, to the extent permitted by law.

         7.4 Any notice required to be given by Bank of a sale or other disposition of the Collateral or other intended action by Bank made in accordance with the terms herein or any Loan Document at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. In the event that any of the Collateral is used in conjunction with any real estate, the sale of the Collateral in conjunction with and as one parcel with any such real estate of Borrower, shall be deemed to be a commercially reasonable manner of sale. The net proceeds realized by Bank upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like and reasonable attorneys' fees and any other expenses incurred by Bank, shall be applied toward satisfaction of the Obligations hereunder. Bank shall account to Borrower for any surplus realized upon such sale or other disposition and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the Security Interest of Bank in the Collateral until the Obligations hereunder or any judgment therefor are fully paid.

         7.5 If at any time Bank determines that any applicable law, regulation, condition or directive, or the interpretation of any thereof, relating to capital adequacy (including, but not limited to, any request, guideline or policy, whether or not having the force of law and including but not limited to any regulation promulgated by the Board of Governors of the Federal Reserve System as now or from time to time hereafter in effect) by any authority charged with the administration or interpretation thereof, or any change in any of the foregoing, has or would have the effect of reducing the rate of return on Bank's capital as a consequence of Bank's obligations under this Agreement to a level below that which Bank would have achieved but for such law, regulation, condition, directive, interpretation or change (taking into consideration Bank's policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time Borrower shall pay to Bank on demand such additional amount(s) as will compensate Bank for such reduction.

                  7.5.1 Bank will promptly notify Borrower in writing of any event of which it has knowledge occurring after the date hereof, which will entitle Bank to compensation pursuant to Section 7.5. A certificate or notice from Bank claiming right of compensation under Section 7.5 and setting forth the additional amount(s) to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, Bank may use any reasonable averaging and attribution methods.

                  7.5.2 Borrower's failure to pay such additional amount(s) s following receipt of written notice as provided for in Section 7.5.1 above shall result in Borrower becoming liable for the difference between the actual return achieved and what Bank had expected to achieve and shall become a part of the Obligations herein secured by the Collateral.

8.       GENERAL PROVISIONS

         8.1 The failure of Bank at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained herein or in any Loan Document shall not waive, affect or diminish any right of Bank at any time or times thereafter to demand strict performance thereof; and, no rights of Bank hereunder or in any Loan Document shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

         8.2 Any demand or notice required or permitted to be given hereunder or in any Loan Document shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, or by nationally-recognized overnight courier providing proof of delivery, addressed as follows, or to such other address as may be provided by the party to be notified, on ten (10) days prior written notice to the other party:

                           If to Borrower:  eGames, Inc.
                                            2000 Cabot Boulevard West
                                            Suite 110
                                            Langhorne, PA 19047
                                            Attn: Mr. Gerald W. Klein, President

                           Copy to:         McCausland, Keen & Buckman
                                            Radnor Court, Suite 160
                                            259 Radnor-Chester Road
                                            Radnor, PA 19087
                                            Attn: James G. Logue, Esquire

                           If to Bank:      Summit Bank
                                            7111 Valley Green Road
                                            Fort Washington, Pa   19034-2209
                                            Attn:David F.Ciccanti,Vice President

                           Copy to: Jaffe, Friedman, Schuman, Sciolla, Nemeroff & Applebaum, P.C.
                                            7848 Old York Road, Suite 200
                                            Elkins Park, PA 19027
                                            Attn: Gary Jaffe, Esquire

         8.3 Any notice required to be given by Bank made in accordance with the terms herein or any Loan Document at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action.

         8.4 This Agreement and the Loan Documents contain the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.

         8.5 Borrower shall not hold Bank liable and shall indemnify Bank for any and all losses, damages and claims incurred due to any action or failure to act by Bank herein or under any Loan Document except as a result of Bank's gross negligence or willful misconduct. This provision shall survive the termination or expiration of this Agreement or any Loan Document.

         8.6      Wherever  possible,  each  provision  herein  or in  any  Loan
                  Document shall be interpreted in such manner as to be effective and valid under applicable law; should any portion of this Agreement or any Loan Document be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement or any Loan Document, furthermore, the entirety of this Agreement or any Loan Document shall continue in full force and effect in all other jurisdictions and said remaining portions herein or in any Loan Document shall continue in full force and effect in the subject jurisdiction as if this Agreement or any Loan Document had been executed with the invalid portions thereof deleted.

         8.7 In the event Bank seeks to take possession of any or all of the Collateral by court process, Borrower hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession and waives any demand for possession prior to the commencement of any suit or action to recover.

         8.8 The provisions of this Agreement or any Loan Document shall be binding upon and shall inure to the benefit of the successors and assigns of Bank and Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its Obligations hereunder or in any Loan Document without the prior written consent of Bank.

         8.9 This Agreement or any Loan Document is and shall be deemed to be a contract entered into and made pursuant to the laws of the Commonwealth of Pennsylvania and shall, in all respects, be governed, construed, applied and enforced in accordance with such laws.

         8.10 If, prior hereto and/or at any time or times hereafter, Bank shall employ counsel in connection with the execution and consummation of the transactions contemplated herein or in any Loan Document or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement or any Loan Document, or to enforce any rights of Bank hereunder, or in any Loan Document, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations then, in any of such events, Borrower agrees to pay reasonable attorneys' fees (whether or not such attorney is a regularly salaried employee of Bank), and any expenses, costs and charges relating thereto, and such shall be part of the obligations payable on demand and secured by the Collateral.

         8.11 With respect to all or any part of the Obligations, in the event that the Bank seeks to enter into a participation, intercreditor and/or assignment agreement, then Borrower hereby authorizes Bank to release all or part of any financial or credit information provided by Borrower to Bank to any other bank or financial institution with providing Borrower contemporaneous notice thereof.

         8.12 Each reference herein or in any Loan Document to Bank shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the neuter, singular or plural as the context may require, and shall be deemed to include successors and assigns of Borrower, all of whom shall be bound by the provisions hereof or in any Loan Document.

         8.13 The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement or any Loan Document.

         8.14 This Agreement and the Loan Documents are intended to take effect as instruments under seal.

9.       ASSIGNMENT BY BANK

         Bank may, from time to time, without notice to the Borrower, participate, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations and/or the Collateral shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Bank shall have an unimpaired right to enforce this Agreement for its benefit to that portion of the Obligations as Bank has not sold, assigned, transferred or otherwise disposed of.

10.      WAIVER OF JURY TRIAL

         BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR OF THE FEDERAL GOVERNMENT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER OR SURETY AT BORROWER'S ADDRESS, BANK LIKEWISE WAIVES TRIAL BY JURY.
                                   ___TM____         __DC___
                                   Initial           Initial
                                   (Borrower)        (Bank)

11. WARRANT OF ATTORNEY FOR CONFESSION OF JUDGMENT BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON THE OCCURRENCE OF AN EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER (A) FO SUCH OF THE OBLIGATIONS AS ARE DUE AND OWING AND/OR MAY BECOME DUE AND OWING AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY BANK TO OBTAIN POSSESSION OF ANY COLLATERAL SECURING ANY OF THE OBLIGATIONS, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH REASONABLE ATTORNEYS' FEES ACTUALLY INCURRED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMN THE SAME, AUTHORIZE THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREE THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY

         OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF BANK, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY
         BE EXERCISED FROM TIME TO TIME, AS OFTEN AS BANK SHALL DEEM NECESSARY AND DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFOR. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BANK MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR ANY PART OF THE OBLIGATIONS WITHOUT REGARD TO WHETHER JUDGMENT
         ENTERED  AGAINST  BORROWER    HEREUNDER IS STRICKEN OR OPENED UPON
         APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY BANK MAY ONLY BE DONE TO CURE ANY ERRORS IN PRIOR PROCEEDINGS, ONLY AND TO THE EXTENT THAT SUCH ERRORS ARE SUBJECT TO CURE IN LATER PROCEEDINGS.
                                    ___TM___
                                     Initial
                                   (Borrower)
12.      DAMAGES

         BORROWER AGREES THAT IN ANY ACTION, SUIT OR PROCEEDING, AND IN RESPECT OF OR ARISING OUT OF ANY LOAN DOCUMENT, BORROWER WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.
                                    ___TM___
                                     Initial
                                   (Borrower)
13.      WAIVER OF AUTOMATIC STAY

         IN THE EVENT THAT A PROCEEDING UNDER ANY BANKRUPTCY OR INSOLVENCY LAW IS COMMENCED BY OR AGAINST BORROWER AND AN ORDER FOR RELIEF IS ENTERED AS A RESULT OF SUCH PETITION, BORROWER HEREBY CONSENTS TO RELIEF FROM THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. '362 TO ALLOW BANK TO EXERCISE ITS RIGHTS AND REMEDIES HEREUNDER WITH RESPECT TO THE COLLATERAL.
                                     __TM__
                                     Initial
                                   (Borrower)

14.      REPRESENTATION BY COUNSEL

         BORROWER ACKNOWLEDGES THAT BORROWER HAS BEEN REPRESENTED BY COUNSEL OF BORROWER'S OWN CHOICE AND KNOWINGLY AND VOLUNTARILY GRANTED TO LENDER THE RIGHTS SET FORTH IN PARAGRAPHS 10, 11, 12 AND 13 HEREOF.
                                     __TM___
                                     Initial
                                   (Borrower)

15.      CROSS-COLLATERAL AND CROSS- DEFAULT

         The Loan shall be cross defaulted and cross collateralized with all other loans from Bank to Borrower whether now existing or entered into at a later date.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals to this Loan Agreement the day and year first above written.

                                         eGames, Inc.
Attest:

/s/ Ellen Pulvar Flatt                   By:/s/ Thomas W. Murphy
----------------------                      ---------------------
                                            Thomas W. Murphy
                                            VP of Finance and CFO


                                         SUMMIT BANK


/s/ Ellen Pulvar Flatt                   By:/s/ David F. Ciccanti
----------------------                      ---------------------------------
Witness                                     David F. Ciccanti, Vice President